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                                                                    EXHIBIT (21)
                                  SUBSIDIARIES
                                       OF
                              SARA LEE CORPORATION
The following is a list of all active subsidiary corporations of Sara Lee. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                             Domestic Subsidiaries

                                                             PLACE OF
NAME                                                         INCORPORATION
- - - ----                                                         -------------
Adams-Millis Corporation                                     North Carolina

Bali Company                                                 Delaware

Bali Foundations, Inc.                                       Delaware

Bessin Corporation                                           Illinois

BG Marketing Corp.                                           Delaware

Bil Mar Farms, Inc.                                          Delaware

Bil Mar Foods, Inc.                                          Delaware

Bryan Foods, Inc.                                            Delaware

Canadelle Intimate Fashions, Inc.                            Nevada

Champion Products Inc.                                       New York

Coach Distribution Company                                   Delaware

Coach Stores, Inc.                                           Delaware

Coach Leatherware Company, Inc.                              New Jersey

Coach Leatherware International, Inc.                        Delaware
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DEA Leasing Corporation                                      Delaware

D.E. Direct, Inc.                                            Delaware

Douwe Egberts/Van Nelle, Inc.                                Kentucky

Frigid Freeze Foods, Inc.                                    Delaware

The Fuller Brush Company                                     Connecticut

GPI Corp.                                                    Nebraska

Hanes Menswear, Inc.                                         Delaware

Hanes Puerto Rico, Inc.                                      Delaware

Hygrade Food Products Corporation                            New York

International Baking Co., Inc.                               Delaware

Jimmy Dean Manufacturing Company                             Delaware

Kiwi Brands Inc.                                             Delaware

Kiwi (Europe) Corporation                                    Delaware

L'eggs Brands, Inc.                                          Delaware

Milky Way Products Company                                   Delaware

Ozark Salad Company, Inc.                                    Delaware

Playtex Apparel, Inc.                                        Delaware

Playtex Dorado Corporation                                   Delaware

Playtex Holding Company                                      Delaware

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Playtex Industries, Inc.                                     Delaware

PYA General Partner Corp.                                    Delaware

PYA Holding, Inc.                                            Delaware

PYA Limited Partner Corp.                                    Delaware

PYA/Monarch, Inc.                                            Delaware

Rice Hosiery Corporation                                     North Carolina

Sara Lee Bond Investment Corp.                               Delaware

Sara Lee Champion Europe Inc.                                Delaware

Sara Lee/DE Asia, Inc.                                       Delaware

Sara Lee French Investment Company, Inc.                     Delaware

Sara Lee International Corporation                           Delaware

Sara Lee Investments, Inc.                                   Delaware

Sara Lee-Kiwi Holdings, Inc.                                 Delaware

Sara Lee Corporation Asia, Inc.                              Delaware

Sara Lee U.K. Holdings, Inc.                                 Delaware

Saramar Corporation                                          Delaware

Schloss & Kahn, Inc.                                         Delaware

Scotch Maid, Inc.                                            Delaware

Seitz Foods, Inc.                                            Delaware

SLE, Inc.                                                    Delaware

Smoky Hollow Foods, Inc.                                     Delaware

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Southern Belle, Inc.                                         Delaware

Spring City Knitting Co., Inc.                               Delaware

State Fair Foods, Inc.                                       Texas

Super Products, Inc.                                         Delaware

Sweet Sue Kitchens, Inc.                                     Delaware

Tailby-Nason Company, Inc.                                   Delaware

Wolferman's, Inc.                                            Delaware
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                              Foreign Subsidiaries

Abel Bonnex S. A,                                            France

ACP B.V.                                                     Netherlands

Agepal SarL                                                  Luxemburg

Allende International, S.A. de C.V.                          Mexico

Aris Isotoner S.A.                                           France

Aris Isotoner U.K. Limited                                   England

Aris Isotoner Handschuhe GmbH                                Germany

Aris (Philippines) Inc.                                      Philippines

Arno Leasing B.V.                                            Netherlands

Ashe Limited                                                 England

Ashe Pension Trustees Ltd.                                   England

Auragate Pty. Ltd.                                           Australia

Avroy Shlain Cosmetics (Pty.) Ltd.                           South Africa

Balirny Douwe Egberts AS.                                    Czechoslovakia

Ballograf Bic Austria Vertriebs Ges. mbh                     Austria

Bal-Mex S.A. de C.V.                                         Mexico

Beheersmaatschappij Bevem B.V.                               Netherlands

Beleggingsmaatschappij Argona B.V.                           Netherlands

Beviston Pty. Ltd.                                           Australia

A/S Blumoller                                                Denmark

Boers Groothandel B.V.                                       Netherlands

Boers Vleeswaren B.V.                                        Netherlands

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Buhler Fontaine S.A.                                         France

Butress B.V.                                                 Netherlands

Cafes de l'Elephant Noir S.A.                                France

Caitlin Financial Corporation N.V.                           Netherlands
                                                             Antilles

Canadelle Incorporated                                       Canada

Casual Wear de Mexico, S.A. de C.V.                          Mexico

Charter de Mexico, S.A.                                      Mexico

Coach Leatherwear GmbH                                       Germany

Coach (UK) Limited                                           England

Coffenco International GmbH                                  Germany

Cofico N.V.                                                  Netherland
                                                             Antilles

Comercial de Puntillas, S.A.                                 Spain

Comercial Rin-bros, S.A. de C.V.                             Mexico

Commandant B.V.                                              Netherlands

Compack Douwe Egberts Rt                                     Hungary

Confeccionadora Canarias, S.A. de C.V.                       Mexico

Confecciones de Monclova, S.A. de C.V.                       Mexico

Confecciones de Montrerrey, S.A. de C.V.                     Mexico

Confecciones de Nueva Rosita, S.A. de C.V.                   Mexico

Confecciones El Pedregal S.A. de C.V.                        El Salvador

Conoplex Insurance Company                                   Bermuda

Corjan, S.A.                                                 Panama

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Corporacion H.M., S.A. de C.V.                               Mexico

Cruz Verde Portugal - Productos de Consumo Lda.              Portugal

Dacor N.V.                                                   Belgium

DEA (Bermuda) Ltd.                                           Bermuda

Decaf B.V.                                                   Netherlands

Decaf N.V.                                                   Belgium

Decem B.V.                                                   Netherlands

Decotrade A.G.                                               Switzerland

Defacto B.V.                                                 Netherlands

DEF Finance S.A.                                             France

DEF Holding S.A.                                             France

Defico N.V.                                                  Netherland
                                                             Antilles

Detrex B.V.                                                  Netherlands

Difan S.A.M.                                                 Monaco

Dim S.A.                                                     France

Dim-Rosy AB                                                  Sweden

Dim-Rosy AG                                                  Switzerland

Dim-Rosy A/S                                                 Denmark

Dim-Rosy Benelux N.V.                                        Belgium

Dim-Rosy GmbH                                                Germany

Dim-Rosy Inc.                                                Canada

Dim-Rosy Portugal Lda                                        Portugal

Dim-Rosy S.p.A.                                              Italy

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Dim-Rosy Textiles, Inc.                                      Canada

Dimtex S.A.                                                  France

Douwe Egberts N.V.                                           Belgium

Douwe Egberts Agio GmbH                                      Germany

Douwe Egberts Coffee & Tea International B.V.                Netherlands

Douwe Egberts Coffee Systems France S.A.                     France

Douwe Egberts Coffee Systems Ltd.                            Canada

Douwe Egberts Coffee Systems Ltd.                            England

Douwe Egberts Coffee Systems International B.V.              Netherlands

Douwe Egberts Coffee Systems Nederland N.V.                  Netherlands

Douwe Egberts Compack Kft.                                   Hungary

Douwe Egberts Espana S.A.                                    Spain

Douwe Egberts France S.A.                                    France

Douwe Egberts Kaffee Systeme GmbH                            Germany

Douwe Egberts Kaffee Systeme GmbH & Co., K.G                 Germany

Douwe Egberts GmbH                                           Germany

Douwe Egberts Kaffee B.V.                                    Netherlands

Douwe Egberts Limited                                        Canada

Douwe Egberts Nederland B.V.                                 Netherlands

Douwe Egberts (P) B.V.                                       Netherlands

Douwe Egberts (Portugal) Produtos Almentares Lda.            Portugal

Douwe Egberts Van Nelle Diensten B.V.                        Netherlands

Douwe Egberts Van Nelle Tabaksmaatschappij B.V.              Netherlands

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Douwe Egberts Van Nelle Tabaksproduktiemaatschappij B.V.     Netherlands

Douwe Egberts Van Nelle Tobacco Belgium N.V.                 Belgium

Douwe Egberts Van Nelle Tobacco International B.V.           Netherlands

Douwe Egberts UK Limited                                     England

Douwe Egberts (Z) B.V.                                       Netherlands

Duyvis B.V.                                                  Netherlands

Elbeo Ltd.                                                   England

Era Expeditie B.V.                                           Netherlands

Eri Feine Schuhpflege Vertriebs GmbH                         Germany

Esa Eppinger GmbH                                            Germany

F. Whitlock & Sons Ltd.                                      New Zealand

AB Fenom                                                     Sweden

Filati Calze S.p.A.                                          Italy

De Freische Erven B.V.                                       Netherlands

Fujian Sara Lee Consumer Products Company Ltd.               People's Republic
                                                             of China

Grada B.V.                                                   Netherlands

Grup Industrial Pemsa S.A. de C.V.                           Mexico

Hanes Caribe Ltd.                                            Cayman Islands

Hanes Choloma Ltd.                                           Cayman Islands

Hanes de Centroamerica S.A.                                  Guatemala

Hanes (Deutschland) GmbH                                     Germany

Hanes Foreign Sales Company B.V.                             Netherlands

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Hanes France S.A.                                            France

Hanes International N.V.                                     Belgium

Hanes de Mexico, S.A. de C.V.                                Mexico

Hanes Panama, Inc.                                           Panama

Hanes Jamaica Limited                                        Jamaica

Hanes Tejidos Costa Rica Ltd.                                Costa Rica

Hanes U.K. Limited                                           England

Harris/DE Pty. Ltd.                                          Australia

Hesperia de Alimentacion S.A.                                Spain

Hesperia Sur S.A.                                            Spain

Hesperia Noroeste S.A.                                       Spain

Hesperia Levante S.A.                                        Spain

Hesperia Centro S.A.                                         Spain

Hilton Bonds N.Z. (1991) Limited                             New Zealand

House of Fuller, S.A. de C.V.                                Mexico

Household & Personal Care Research B.V.                      Netherlands

International Food Service B.V.                              Netherlands

Internacional Manufacturas, S.A. de C.V.                     Mexico

Inco Hellas A.E. Cosmetics, Dietetics and                    Greece
  Pharmaceutical Products Industry

Industrias Carnicas Navarras S.A.                            Spain

Industrias de Carnes Nobre S.A.                              Portugal

Industrias Internacionales de San Pedro, S.A. de C.V.        Mexico

Inmobiliaria Meck-Mex, S.A. de C.V.                          Mexico

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Intec B.V.                                                   Netherlands

Inter Food Service Ltd.                                      England

INTEX Dessous GmbH                                           Germany

INTEX Textil-Vertriebsgesellscaft GmbH                       Germany

Internacional Manufacturera, S.A.                            Mexico

International Underwear Ltd.                                 Morocco

Intradal Produktie Belgium N.V.                              Belgium

I. Tas Ezn B.V.                                              Netherlands

Itesa B.V.                                                   Netherlands

Kaffehuset Friele A/S                                        Norway

King Gee Clothing Company Pty. Ltd.                          Australia

Kitchens of Sara Lee (Australia) Pty. Ltd.                   Australia

Kitchens of Sara Lee U.K. Limited                            England

Kiwi Brands Ltd.                                             Kenya

Kiwi Brands Ltd.                                             Malawi

Kiwi Brands (Pty.) Ltd.                                      South Africa

Kiwi Brands Ltd.                                             Zambia

Kiwi Brands Pty. Ltd.                                        Australia

Kiwi Brands (Malaysia) Sdn. Bhd.                             Malaysia

Kiwi Brands (N.Z.) Ltd.                                      New Zealand

Kiwi Brands (Private) Limited                                Zimbabwe

Kiwi Caribbean Limited                                       England

P.T. Kiwi Distribution Company                               Indonesia

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Kiwi (EA) Ltd.                                               England

Kiwi European Holdings B.V.                                  Netherlands

Kiwi France S.A.                                             France

Kiwi Holding S.A.                                            France

Kiwi Holdings Limited                                        England

Kiwi Hong Kong Ltd.                                          Hong Kong

P.T. Kiwi Indonesia                                          Indonesia

Kiwi International Pte. Ltd.                                 Singapore

Kiwi Korea Ltd.                                              Korea

Kiwi (Manufacturing) Sdn Bhd                                 Malaysia

Kiwi (Nigeria) Limited                                       Nigeria

Kiwi (Thailand) Limited                                      Thailand

Kiwi TTK Limited                                             India

Kiwi United Taiwan Co. Ltd.                                  Republic of China

De Koffiewacht B.V.                                          Netherlands

Koffie en Theehandel De Hanze B.V.                           Netherlands

Koffiebranderijen-Theehandel Kanis & Gunnik B.V.             Netherlands

Koninklijke Douwe Egberts B.V.                               Netherlands

Kortman Intradal B.V.                                        Netherlands

Kortman Nederland B.V.                                       Netherlands

N.V. Kortman Intradal S.A.                                   Belgium

Lassie B.V.                                                  Netherlands

Maglificio Bellia S.p.A.                                     Italy

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Marcilla Coffee System S.A.                                  Spain

Manufacturera de Cartago, S.A.                               Costa Rica

Manufacturera Libra, S.A. de C.V.                            Mexico

Manufacturas Mallorca, S.A. de C.V.                          Mexico

Marander Assurantie Compagnie B.V.                           Netherlands

Marketing-en Verkoopmaatschappij Stegeman B.V.               Netherlands

Merrild Coffee Systems AB                                    Sweden

Merrild Kaffe A/S                                            Denmark

Nicholas Manufacturing Limited                               England

Nihon Kiwi K.K.                                              Japan

Nihon Sara Lee K.K.                                          Japan

Opus Chemical AB                                             Sweden

Oxwall Tools B.V.                                            Netherlands

Palas de Mexico, S.A. de C.V.                                Mexico

Pessi Guttalin S.p.A.                                        Italy

Playtex Cadereyta, S.A. de C.V.                              Mexico

Playtex Dominicana, S.A.                                     Dominican
                                                             Republic

Playtex Espana, S.A.                                         Spain

Playtex France S.A.                                          France

Playtex Holdings Limited                                     England

Playtex Investments Europe S.A.                              France

Playtex Limited                                              England

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Playtex Mexicana, S.A. de C.V.                               Mexico

Playtex Pty. Limited                                         Australia

Playtex Trading Limited                                      England

PLUSTEX B.V.                                                 Netherlands

PLUSTEX S.A.                                                 Belgium

Pretty Polly Limited                                         England

Pretty Polly (Killarney) Limited                             Ireland

Pretty Polly Pension Trustees Ltd.                           England

Probemex S.A. de C.V.                                        Mexico

P.T. Prodenta Indonesia                                      Indonesia

Playtex Tunisia                                              Tunisia

Product Suppliers A.G.                                       Switzerland

Raycass S.A.                                                 Chile

Rinbros, S.A. de C.V.                                        Mexico

Sagepar SaRL                                                 France

Sans & Sportwear S.A.                                        Spain

Sara Lee Bakery Company Limited                              Hong Kong

Sara Lee (Bakery Employees) Ltd.                             England

Sara Lee Champion France S.A.                                France

Sara Lee Charcuterie, S.A.                                   France

Sara Lee Corporation of Canada Ltd.                          Canada

Sara Lee de Costa Rica, S.A.                                 Costa Rica

Sara Lee/DE N.V.                                             Netherlands

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Sara Lee/DE Espana S.A.                                      Spain

Sara Lee/DE Finance B.V.                                     Netherlands

Sara Lee/DE Italia S.p.A.                                    Italy

Sara Lee/DE Italy S.p.A.                                     Italy

Sara Lee Europe Direct Marketing S.A.                        France

Sara Lee Europe Finance S.A.                                 France

Sara Lee France SNC                                          France

Sara Lee Germany GmbH                                        Germany

Sara Lee Holdings (Australia) Pty. Ltd.                      Australia

Sara Lee (Hong Kong) Limited Partnership                     Hong Kong

Sara Lee Hosiery Canada Ltd.                                 Canada

Sara Lee Household & Personal Care UK Limited                England

Sara Lee International B.V.                                  Netherlands

Sara Lee Intimates de Mexico, S.A. de C.V.                   Mexico

Sara Lee Mexicana S.A. de C.V.                               Mexico

Sara Lee Overseas Finance N.V.                               Netherlands
                                                             Antilles

Sara Lee Personal Products S.A.                              France

Sara Lee Personal Products (Argentina) S.A.                  Argentina

Sara Lee Personal Products (Australia) Pty. Ltd.             Australia

Sara Lee Personal Products (Columbia) S.A.                   Columbia

Sara Lee Personal Products Espana S.A.                       Spain

Sara Lee Personal Products (Venezuela) S.A.                  Venezuela

Sara Lee Philippines Inc.                                    Philippines

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Sara Lee Processed Meats (Europe) B.V.                       Netherlands

Sara Lee Spain S.A.                                          France

Sara Lee (Taiwan) Ltd.                                       Republic of
                                                             China/Delaware

Sara Lee Trading Ltd.                                        Thailand

Sara Lee (UK) Holdings Limited                               England

Sara Lee (UK Investments) Limited                            England

Siamcom (Thailand) Ltd.                                      Thailand

Simon H. Taconis Tabakscompagnie, B.V.                       Netherlands

South African Hosiery Company (Pty.) Ltd.                    South Africa

Spantex, S.A. de C.V.                                        Mexico

Spring City de El Salvador, S.A. de C.V.                     Honduras

Spring City de Honduras, S.A.                                Honduras

Stegeman, B.V.                                               Netherlands

The Stubbies Clothing Company Pty. Ltd.                      Australia

Tana B.V.                                                    Netherlands

Tana Canada Inc.                                             Canada

Tana France S.A.                                             France

Tana Schuhpflege AG                                          Switzerland

Tejidos Flex Corporation                                     Dominican
                                                             Republic

Telec S.A.                                                   Switzerland

Temana Ges. mbH                                              Austria

Temana International Ltd.                                    England

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Temana Verkaufs-AG                                           Switzerland

Tomten A/S                                                   Norway

Tuxan Schuhpflegemittel GmbH                                 Austria

UFIMA S.A.                                                   France

Underwear Ltd.                                               Malta

Valma B.V.                                                   Netherlands

Van Nelle Foodservices Nederland B.V.                        Netherlands

Van Nelle Holding (Germany) GmbH                             Germany

Van Nelle International B.V.                                 Netherlands

Van Nelle Produktie B.V.                                     Netherlands

Vatter GmbH                                                  Germany

B.V. Vereenigde Sneeker Tabaksfabrieken                      Netherlands

Verpakkingsindustrie Boers B.V.                              Netherlands

NV Zwarte Ket/Cle d'Or                                       Belgium